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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported)  August 27, 1997

                       MORGAN STANLEY ABS CAPITAL II INC.
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     (Exact name of registrant as specified in its charter)

         Delaware                 333-26581         Not Yet Available
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(State or Other Jurisdiction  (Commission         (I.R.S. Employer
     of Incorporation)        File Number)        Identification No.)

1585 Broadway
New York, New York                                  10036
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(Address of Principal                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212) 761-2063
                                                   ----- --------


Item 5.  Other Events.
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Filing of Computational Materials.
---------------------------------

     In connection with the offering of the BankBoston Marine Asset Backed Trust 1997-2 (the "Trust") Asset Backed Notes and Asset Backed Certificates (together, the "Securities"), Morgan Stanley & Co. Incorporated, as the lead manager of the Securities has provided certain materials (the "Computational Materials") for distribution to its potential investors. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation S-T, the Registrant is filing the Computational Materials by paper filing on Form SE in reliance on a continuing hardship exemption.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Securities, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the installment loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Morgan Stanley & Co. Incorporated are attached hereto as Exhibit 99.1. The Computational Materials provided by the other underwriters were identical to those provided by Morgan Stanley & Co. Incorporated except for the legends attached thereon, which in the case of the Computational Materials provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated are included as Exhibit 99.2.



Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1      Computational  Materials of Morgan  Stanley & Co. Incorporated
               (P)

     99.2      Legend-Merrill Lynch, Pierce, Fenner & Smith Incorporated (P)





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MORGAN STANLEY ABS CAPITAL II INC.


                              By:  /s/  James P. Fadel
                                  ------------------------------
                                Name:  James P. Fadel
                                Title:


Dated:  August 27, 1997


                               Exhibit Index
                               -------------

Exhibit                                           Page
-------                                           ----

99.1  Computational Materials of
      Morgan Stanley & Co. Incorporated (P)

99.2  Legend-Merrill Lynch, Pierce,
      Fenner & Smith Incorporated (P)





                           Exhibits 99.1 and 99.2
                           ----------------------


     In accordance with Rule 202 of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE pursuant to a continuing hardship exemption.